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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2025

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01    Entry into a Material Definitive Agreement.
On September 8, 2025, Jack in the Box Inc. (the “Company”) and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), executed Amendment No. 1 (the “Amendment”) to the Stockholder Protection Rights Agreement, dated as of July 1, 2025, between the Company and the Rights Agent (the “Rights Agreement”).
The Amendment amends the definition of “Acquiring Person” set forth in the Rights Agreement to provide that, in addition to the other exemptions set forth therein, the term “Acquiring Person” shall not include certain persons that beneficially own less than 20% of the outstanding shares of the Company’s common stock if they qualify as a “Passive Institutional Investor” (as such term is defined in the Amendment).
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2025 and is incorporated herein by reference as Exhibit 4.1 hereto, and the Amendment, which is attached as Exhibit 4.2 hereto and incorporated herein by reference.
Item 3.03    Material Modifications to Rights of Security Holders.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1
Stockholder Protection Rights Agreement, dated as of July 1, 2025, between the Company and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K dated July 2, 2025).

4.2	Amendment No. 1 to Stockholder Protection Rights Agreement, dated as of September 8, 2025, between the Company and Computershare Trust Company, N.A., as Rights Agent.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACK IN THE BOX INC.

/s/ Sarah Super
Name: Sarah Super
Date: September 9, 2025	Title: EVP, Chief Legal & Administrative Officer